ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Global Technology Fund, Inc.

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Key Facts

BlackRock Global Technology Fund at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this Prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

Common Stock — securities representing shares of ownership of a corporation.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology related industries.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its assets in technology related securities. The Fund invests in securities of companies that are, and are expected to remain, leaders in their product or service niches as measured by market share, technological superiority or business strategy. The Fund will also invest in companies that Fund management believes are likely to develop leadership positions.

Fund management considers technology related industries to include, among others, telecommunications, telecommunications equipment, data communications equipment, personal computers, computer systems, computer components, peripherals, semiconductors, semiconductor capital equipment, contract manufacturers, optical components and networking equipment, internet companies, software companies, diversified technology companies, information technology services, medical device technology, biotechnology, and companies involved in the distribution and servicing of these products.

The Fund will emphasize equity securities, primarily common stock. Under normal market conditions, at least 65% of the Fund’s total assets will be invested in equity securities of technology related issuers engaged in one of the industries listed above from a number of different countries throughout the world, including the United States. In selecting portfolio investments, Fund management looks for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and, therefore, the value of the Fund’s shares — may fluctuate. These changes may occur because a particular market in which the Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

IMPORTANT DEFINITIONS

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

As a sector fund that invests in technology companies, the Fund is subject to the risks associated with this sector. The Fund is more vulnerable to price changes of securities of issuers in technology related industries and factors that affect the technology industry than a more broadly diversified fund.

Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies.

The Fund may invest a substantial portion of its assets in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund may be an appropriate investment for you if you:

■	Are investing with long term goals
■	As part of your total investment portfolio, want a professionally managed portfolio diversified among technology related issuers
■	Are looking to invest in a portfolio comprised primarily of technology related equity securities and are willing to accept the volatility (both up and down) that is commonplace in equity securities of technology related companies
■	Are looking for an investment portfolio that includes exposure to technology related companies in a variety of foreign markets in addition to U.S. investments and are willing to accept the risks of foreign investing
■	Are willing to accept the risk that the value of your investment may decline in order to seek long term capital appreciation
■	Are not looking for a significant amount of current income

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Investor B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Standard & Poor’s (S&P) 500 Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 49.88% (quarter ended December 31, 1999) and the lowest return for a quarter was -39.21% (quarter ended September 30, 2001). The year-to-date return as of June 30, 2006 was -4.38%.

After-tax returns are shown only for Investor B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Life of Fund(a)
Merrill Lynch Global Technology Fund, Inc. — Investor A(b):
Return Before Taxes(c)	-2.09%	-14.01%	-3.64%
Merrill Lynch Global Technology Fund, Inc. — Investor B(d):
Return Before Taxes(c)	-1.47%	-14.15%	-3.72%	(e)
Return After Taxes on Distributions(c)	-1.47%	-14.15%	-3.80%	(e)
Return After Taxes on Distributions and Sale of Fund Shares(c)	-0.96%	-11.39%	-3.02%	(e)
Merrill Lynch Global Technology Fund, Inc. — Investor C(f):
Return Before Taxes(c)	1.39%	-13.85%	-3.76%
Merrill Lynch Global Technology Fund, Inc. — Institutional(g):
Return Before Taxes(c)	3.68%	-12.86%	-2.70%
Merrill Lynch Global Technology Fund, Inc. — Class R(h):
Return Before Taxes(c)	3.16%	-13.11%	-3.05%
Standard & Poor’s (S&P) 500 Index(i)	4.91%	0.54%	2.86%	(j)
(a)	Fund inception date is June 26, 1998.
(b)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares.
(c)	Includes all applicable fees and sales charges.
(d)	Prior to the date of this Prospectus, Investor B shares were designated Class B shares.
(e)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods of greater than eight years reflect this conversion.
(f)	Prior to the date of this Prospectus, Investor C shares were designated Class C shares.
(g)	Prior to the date of this Prospectus, Institutional shares were designated Class I shares. The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.
(h)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(i)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(j)	Since June 26, 1998.

Fees and Expenses

UNDERSTANDING

EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Fees and Expenses

The Fund offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):(a)	Investor A		Investor B(b)		Investor C		Institutional	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	None		None		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.50%	(c)	1.00%	(c)	None	None
Maximum sales charge (load) imposed on dividend reinvestments	None		None		None		None	None
Redemption Fee(e)	2.00%		2.00%		2.00%		2.00%	2.00%
Exchange Fee	None		None		None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	1.00%		1.00%		1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None	0.50%
Other expenses (including transfer agency fees)(g)	0.59%		0.67%		0.72%		0.58%	0.57%
Total Annual Fund Operating Expenses(h)	1.84%		2.67%		2.72%		1.58%	2.07%
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within eighteen months.
(e)	A redemption fee may be charged on redemptions (by sale or exchange) of Fund shares made within 30 days of purchase or exchange. See “Your Account — Pricing of Shares — Redemption Fee.”
(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(g)	PFPC, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for these services.
(h)	The Manager has voluntarily agreed to waive a portion of its fee. The Manager may discontinue or reduce this voluntary waiver of fees at any time without notice. After taking into account the voluntary fee waiver, the Total Annual Fund Operating Expenses were 1.79%, 2.63%, 2.67%, 1.54% and 2.03% for Investor A, Investor B, Investor C, Institutional and Class R shares, respectively.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A	$702	$1,073	$1,468	$2,570
Investor B	$720	$1,179	$1,615	$2,802	(a)
Investor C	$375	$844	$1,440	$3,051
Institutional	$161	$499	$860	$1,878
Class R	$210	$649	$1,114	$2,400

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A	$702	$1,073	$1,468	$2,570
Investor B	$270	$829	$1,415	$2,802	(a)
Investor C	$275	$844	$1,440	$3,051
Institutional	$161	$499	$860	$1,878
Class R	$210	$649	$1,114	$2,400
(a)	Assumes conversion to Investor A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table shown on the previous page.

Details About the Fund

How the Fund Invests

ABOUT THE PORTFOLIO

MANAGER

Dominic Vignola has been the Fund’s portfolio manager since 2004 and is responsible for the day-to-day management of the Fund.

ABOUT THE MANAGER

AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Manager” includes the sub-adviser.

The Fund’s investment objective is to seek long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology related industries.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective:

Under normal circumstances, the Fund will invest at least 80% of its assets in technology related securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. The Fund invests particularly in securities of issuers that are, and are expected to remain, leaders in their product or service niches as measured by market share and superiority in technology. To a lesser extent, the Fund invests in companies that Fund management believes are likely to become such leaders. Fund management believes that the common stocks of companies that use technological advances to develop innovative products and services are likely to increase in market price. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the Fund seeks to buy stocks that have a “growth” bias but that Fund management believes are undervalued. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund invests in companies offering products and services in technology related industries, which may include, among others, telecommunications, telecommunications equipment, data communications equipment, personal computers, computer systems, computer components, peripherals, semiconductors, semiconductor capital equipment, contract manufacturers, optical components and networking equipment, internet companies, software companies, diversified technology companies, information technology services, medical device technology, biotechnology, and companies involved in the distribution and servicing of these products. The Fund will not invest more than 25% of its assets, as measured at the time of each investment, in any one industry. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the Fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries,

Western Europe and Israel. Under normal circumstances, the Fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. At times the Fund may have few investments outside the United States. Although the Fund intends to invest primarily in common stocks, it may also invest in other equity securities such as:

■	preferred stock
■	convertible securities
■	rights to subscribe for common stock
■	warrants
■	derivative securities

The Fund may invest in companies of any size but emphasizes companies having large stock market capitalizations. The Fund may also invest in companies that are considered emerging leaders in their industries and are considered mid-cap or small-cap issuers.

Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into equities of foreign companies.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest in convertible securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock.

The Fund may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Standard & Poor’s 500 Index. The derivatives that the Fund may use include but are not limited to indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.

The Fund may as a temporary defensive measure, and without limitation, hold its assets in cash or cash equivalents and investment grade, short term securities including money market instruments denominated in U.S. dollars or foreign currencies. Normally, a portion of the Fund’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may prevent the Fund from meeting its investment objective during temporary periods.

The Fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

IMPORTANT DEFINITIONS

Short Sale — a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

The Fund may also make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets.

The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Technology Related Securities Risk — Technology related securities historically have been very volatile. While volatility may create investment opportunities, it also increases the risk that the securities may lose value. Although the Fund intends to invest in companies that are leaders in their industries, the Fund may also invest in smaller companies that Fund management believes have the potential to become industry leaders. Such companies share the characteristics common to small cap and emerging growth companies, including limited product lines or markets. Such companies may be less financially secure than larger, more established companies and may depend on a small number of key personnel. The securities of such companies may trade in lower volumes than those of larger, more established companies. As a result, such securities may be subject to abrupt or erratic price movements and more unpredictable price changes than the stock market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are often subject to governmental regulation and may be adversely affected by governmental policies or laws.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges,

brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Short Sales — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives — The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Swap Agreements — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

When Issued and Delayed Delivery Securities and Forward Commitments — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

Your Account

Pricing of Shares

The Fund offers five share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Manager, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Fund; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

If you select Investor B, Investor C or Class R shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B shares, 0.75% per year for Investor C shares, and 0.25% per year for Class R shares and an account maintenance fee of 0.25% per year for all three classes of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C shares.

If you redeem (either by sale or exchange) shares of any class within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc., created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Global Technology Fund, Inc. was renamed “BlackRock Global Technology Fund, Inc.” These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of the Fund as of the date of this Prospectus hold shares as described in the following chart:

If you held shares of the following share class of the Fund:	Your share class became the following share class of the Fund:
Class A	Investor A
Class B	Investor B
Class C	Investor C
Class I	Institutional
Class R	Class R

The Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Manager.

The table below summarizes key features of each of the Fund’s share classes.

	Investor A	Investor B	Investor C	Institutional	Class R
Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Limited to certain eligible investors including:

•Current Institutional shareholders that meet certain requirements

•Certain Retirement Plans

•Participants in certain programs sponsored by the Manager or its affiliates, or selected securities dealers or other financial intermediaries

•Certain employees and affiliates of the Manager or its affiliates

Available only to certain retirement plans.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within eighteen months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.
Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee. No Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	No.	0.25% Annual Account Maintenance Fee. 0.25% Annual Distribution Fee.
Redemption Fee?	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.	Yes. Payable if you redeem within 30 days of purchase or exchange.
Conversion to Investor A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.	No.

Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

■	Investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent

■	Certain qualified retirement plans

■	Investors in selected fee based programs

■	Registered investment advisers with a minimum investment of $250,000

■	Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor

■	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund

■	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

IMPORTANT DEFINITIONS

Right of Accumulation —permits you to pay the sales charge that would apply to the current net asset value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13 month period. Certain restrictions apply.

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over(b)	0.00%	0.00%	(b)
(a)	Rounded to the nearest one-hundredth percent.
(b)	If you invest $1,000,000 or more in Investor A shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

The table above shows the reduced sales charges for which you may qualify when you purchase Investor A shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in shares of the Fund or other mutual funds advised by the Manager or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty one and purchases by a single trustee of a single trust estate or a single fiduciary for your benefit. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the higher of the current net asset value or original cost (including any sales charges paid) of all shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

No initial sales charge applies to Investor A shares that you buy through reinvestment of dividends or capital gains.

A sales charge waiver on a purchase of Investor A shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Persons investing through an authorized payroll deduction plan

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund

■	Persons associated with the Fund, the Fund’s Distributors, the Fund’s Manager, sub-adviser or Transfer Agent, and their affiliates

■	Persons participating in a fee-based program under which they pay advisory fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■	Employees of MetLife

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on request.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% account maintenance fee, while Institutional shares are not. The Distributors normally pay the annual Investor A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem any class of shares (other than Class R) and within 60 days buy new Investor A shares of the Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer or other financial intermediary or contact the Fund’s Transfer Agent in writing at the address listed on the inside back cover of this Prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B shares within six years after purchase or your Investor C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% for both classes of shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

Each Distributor currently pays a sales concession of 4.00% of the purchase price of Investor B shares to dealers from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B shares account maintenance fee to dealers as a service fee on a monthly basis. Each Distributor normally retains the Investor B shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C shares from its own resources at the time of sale. Each Distributor pays the annual Investor C shares distribution fee and the annual Investor C shares account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers for Investor C shares held for over a year and normally retains the Investor C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full Investor C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge(a)
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
(a)	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Shares purchased prior to June 1, 2001 were subject to the four-year contingent deferred sales charge schedule then in effect which has now expired. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year CDSC schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B shares convert automatically into Investor A shares approximately eight years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Investor A shares are subject to lower annual expenses than Investor B shares. The conversion of Investor B shares to Investor A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B or Investor C shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Exchanges pursuant to the exchange privilege

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 1, 2006

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions of shares in accounts with low balances

■	Certain redemptions made through the systematic withdrawal plan offered by the Fund, the Manager or an affiliate

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

Class R Shares

Class R shares are available only to certain retirement plans. If you buy Class R shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

Each Distributor normally pays the annual Class R shares distribution fee and annual Class R shares account maintenance fee to dealers as an ongoing concession and as a service fee, respectively, on a monthly basis.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

■	Redemptions resulting from death or disability

■	Redemptions through a Systematic Withdrawal Plan or Systematic Exchange Plan

■	Redemptions of shares purchased through an Automatic Investment Plan prior to October 2, 2006

■	Redemptions of shares acquired through dividend reinvestment

■	Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code

■	Redemptions of shares held through advisory asset allocation or fee-based programs that a Distributor determines are not designed to facilitate short-term trading

■	Redemptions by shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans

■	Redemptions by certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

If You Want to	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment

The Fund will not accept a purchase order of $50,000 or more for Investor B shares or $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor B or Investor C share purchases.

The minimum initial investment for Investor A, Investor B, Investor C and Class R shares of the Fund is $1,000 for all accounts except:

•$250 for certain fee-based programs

•$100 for retirement plans

The minimum initial investment for Institutional shares of the Fund is:

•$2 million for institutions and individuals

•$250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Manager, generally charges a processing fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charge.

If You Want to	Your Choices	Information Important for You to Know
Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan

To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

If You Want to	Your Choices	Information Important for You to Know
Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read the fund’s prospectus

You can exchange your shares of the Fund for shares of many other BlackRock Funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund. In addition, if you held the exchanged shares for 30 days or less you may be charged a redemption fee.

Investor A, Investor B, Investor C and Institutional shares are generally exchangeable for shares of the same class of another BlackRock Fund. If you own Institutional shares and wish to exchange into a fund in which you have no Institutional shares (and are not eligible to purchase Institutional shares), you will exchange into Investor A shares.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. If you exchange Investor A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B or Investor C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A or Institutional shares for money market fund shares, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B or Investor C shares of the Fund will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.
Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Fund at (800) 441-7762 for details.

If You Want to	Your Choices	Information Important for You to Know
Internet Transactions	Make on-line transactions and view account balances and activity

You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of each Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Short-Term Trading

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Fund has adopted certain policies and procedures, which have been reviewed and approved by the Fund’s Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another mutual fund advised by the Manager or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The Fund also generally charges a 2.00% redemption fee on redemptions (by sale or exchange) made within 30 days of the purchase or exchange of shares. The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, the Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Manager or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts.

Because the Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund may be subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities primarily trade and the close of the New York Stock Exchange. For this reason, the Fund may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares are Priced.”

The Fund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee will not be assessed — See “Your Account — Pricing of Shares — Redemption Fee”). However,

IMPORTANT DEFINITIONS

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares Are Priced

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A shares will have a higher net asset value than Investor B, Investor C or Class R shares, and Class R shares will have a higher net asset value than Investor B or Investor C shares. Also, dividends paid on Investor A, Institutional and Class R shares will generally be higher than dividends paid on Investor B and Investor C shares because Investor A, Institutional and Class R shares have lower expenses.

The Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of the Fund’s net asset value. If market quotations are not readily available or, in the Manager’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations by the Manager that affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, a significant event has occurred that the Manager determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security. The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

The Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an

IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Participation in Fee-based Programs

If you participate in certain fee-based programs offered by the Manager or an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

‘‘BUYING A DIVIDEND’’

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Fund makes any distributions derived from long-term capital gain and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest related dividends or short term gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Management of the Fund

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Fund’s Manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board of Directors. The Manager is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, under which the Manager pays the Sub-Adviser a fee for services it provides equal to 74% of the advisory fee paid to the Manager under the management agreement between the Manager and the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

The Fund pays the Manager a fee at the annual rate of 1.00% of the average daily net assets of the Fund not exceeding $1.0 billion, 0.95% of the average daily net assets of the Fund from $1.0 billion to $2.0 billion and 0.90% of the average daily net assets of the Fund above $2.0 billion.

Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s manager and was compensated according to the same advisory fee rates. For the fiscal year ended March 31, 2006, MLIM received a fee, net of the voluntary waiver, at the annual rate of 0.96% of the Fund’s average daily net assets.

For a discussion of the basis for the Board of Directors’ approval of the Fund’s management arrangements, please see the Fund’s annual shareholder report for the most recent fiscal period ended March 31.

Dominic Vignola is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. He has been a Vice President of the Fund since 2004 and has been the Fund’s sole portfolio manager since 2006 and was the Fund’s co-portfolio manager from 2004 to 2006. Mr. Vignola has been a Director of BlackRock, Inc. since 2006 and was a Director of MLIM in 2006. Mr. Vignola was a Vice President of MLIM and a member of MLIM’s Global Technology team from 2000 to 2006. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management. For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares, please see the Statement of Additional Information.

The Manager was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser organized in 1999. The Manager and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of the Manager and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Manager and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc. BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”), are involved with a broad spectrum of financial services and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The trading activities are carried out without reference to positions held directly or indirectly by the Fund and may result in the Manager or an Affiliate having positions that are adverse to those of the Fund. Neither the Manager nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Manager or an Affiliate may compete with the Fund for appropriate investment opportunities. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. The Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of the Manager to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of the Manager or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Legal Proceedings

The Fund is a defendant in pending legal proceedings. For more information, please see Part I of the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Investor A						Investor B
	For the Year Ended March 31,						For the Year Ended March 31,
	2006	2005		2004	2003	2002	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$6.89	$7.72		$4.72	$7.99	$9.81	$6.54	$7.38		$4.55	$7.78	$9.62
Investment loss — net(a)	(.09)	(.08)		(.11)	(.09)	(.12)	(.14)	(.13)		(.16)	(.13)	(.19)
Realized and unrealized gain (loss) — net	1.33 (b)	(.75	)(b)	3.11	(3.18)	(1.70)	1.25 (b)	(.71	)(b)	2.99	(3.10)	(1.65)
Total from investment operations	1.24	(.83)		3.00	(3.27)	(1.82)	1.11	(.84)		2.83	(3.23)	(1.84)
Net asset value, end of year	$8.13	$6.89		$7.72	$4.72	$7.99	$7.65	$6.54		$7.38	$4.55	$7.78
Total Investment Return:(c)
Based on net asset value per share	18.00%	(10.75%)		63.56%	(40.93%)	(18.55%)	16.97%	(11.38%)		62.20%	(41.52%)	(19.13%)
Ratios to Average Net Assets:
Expenses, net of waiver	1.79%	1.94%		1.85%	1.94%	1.67%	2.63%	2.77%		2.68%	2.78%	2.47%
Expenses	1.84%	1.97%		1.85%	1.94%	1.67%	2.67%	2.80%		2.68%	2.78%	2.47%
Investment loss — net	(1.22%)	(1.14%)		(1.56%)	(1.55%)	(1.30%)	(2.06%)	(1.98%)		(2.39%)	(2.41%)	(2.10%)
Supplemental Data:
Net assets, end of year (in thousands)	$67,464	$74,023		$108,969	$73,949	$142,697	$98,273	$129,911		$224,281	$181,756	$474,172
Portfolio turnover	166.14%	191.03%		120.50%	78.42%	165.34%	166.14%	191.03%		120.50%	78.42%	165.34%

(a)	Based on average shares outstanding.
(b)	Includes redemption fee, which is less than $.01 per share.
(c)	Total investment returns exclude the effects of sales charges.

FINANCIAL HIGHLIGHTS (concluded)

	Investor C						Institutional
	For the Year Ended March 31,						For the Year Ended March 31,
	2006	2005		2004	2003	2002	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$6.52	$7.37		$4.55	$7.77	$9.62	$7.00	$7.82		$4.77	$8.06	$9.86
Investment loss — net(a)	(.15)	(.13)		(.16)	(.13)	(.19)	(.07)	(.06)		(.09)	(.07)	(.10)
Realized and unrealized gain (loss) — net	1.26 (b)	(.72	)(b)	2.98	(3.09)	(1.66)	1.35 (b)	(.76	)(b)	3.14	(3.22)	(1.70)
Total from investment operations	1.11	(.85)		2.82	(3.22)	(1.85)	1.28	(.82)		3.05	(3.29)	(1.80)
Net asset value, end of year	$7.63	$6.52		$7.37	$4.55	$7.77	$8.28	$7.00		$7.82	$4.77	$8.06
Total Investment Return:(c)
Based on net asset value per share	17.02%	(11.53%)		61.98%	(41.44%)	(19.23%)	18.29%	(10.49%)		63.94%	(40.82%)	(18.26%)
Ratios to Average Net Assets:
Expenses, net of waiver	2.67%	2.82%		2.73%	2.85%	2.51%	1.54%	1.69%		1.60%	1.69%	1.42%
Expenses	2.72%	2.85%		2.73%	2.85%	2.51%	1.58%	1.71%		1.60%	1.69%	1.42%
Investment loss — net	(2.10%)	(2.02%)		(2.44%)	(2.48%)	(2.14%)	(.97%)	(.85%)		(1.31%)	(1.30%)	(1.05%)
Supplemental Data:
Net assets, end of year (in thousands)	$34,421	$40,997		$66,594	$50,295	$123,955	$88,112	$95,897		$219,677	$144,992	$272,576
Portfolio turnover	166.14%	191.03%		120.50%	78.42%	165.34%	166.14%	191.03%		120.50%	78.42%	165.34%

(a)	Based on average shares outstanding.
(b)	Includes redemption fee, which is less than $.01 per share.
(c)	Total investment returns exclude the effects of sales charges. Effective December 31, 2005, Institutional Shares are no longer subject to any front-end sales charges.

	Class R
	For the Year Ended March 31,				For the Period January 3, 2003(f) to March 31, 2003
	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$6.69	$7.52		$4.57	$4.92
Investment loss — net(a)	(.11)	(.09)		(.13)	(.01)
Realized and unrealized gain (loss) — net	1.30 (b)	(.74	)(b)	3.08	(.34)
Total from investment operations	1.19	(.83)		2.95	(.35)
Net asset value, end of period	$7.88	$6.69		$7.52	$4.57
Total Investment Return:
Based on net asset value per share	17.79%	(11.04%)		64.55%	(7.11	%)(c)
Ratios to Average Net Assets:
Expenses, net of waiver	2.03%	2.21%		2.10%	2.17	%(d)
Expenses	2.07%	2.25%		2.10%	2.17	%(d)
Investment loss — net	(1.45%)	(1.34%)		(1.81%)	(1.46	%)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,499	$1,159		$472	$—	(e)
Portfolio turnover	166.14%	191.03%		120.50%	78.42%

(a)	Based on average shares outstanding.
(b)	Includes redemption fee, which is less than $.01 per share.
(c)	Aggregate total investment return.
(d)	Annualized.
(e)	Amount is less than $1,000.
(f)	Commencement of operations.

FUND

BlackRock Global Technology Fund, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

P.O. Box 9011

Princeton, New Jersey 08543-9011

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTORS

BlackRock Distributors, Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling (800) 441-7762.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.mutualfunds.ml.com or by writing to the Fund at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

INVESTMENT COMPANY ACT FILE # 811-8721

Code #19027-1006BR